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                                                                    EXHIBIT 99.5



             CONSENT OF A PERSON NAMED AS ABOUT TO BECOME A DIRECTOR


         I hereby consent to my being named in the Registration Statement on Form S-4 of Lodgian, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions described therein.




                                        /s/ Michael Leven
                                        ----------------------------------------
                                        Michael Leven